UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end:  April 30, 2015

Date of reporting period:  April 30, 2015

Item 1. Report to Stockholders.

Nuance Concentrated Value Fund

Institutional Class Shares – NCVLX
Investor Class Shares – NCAVX

Annual Report

www.nuanceinvestments.com	April 30, 2015

NUANCE CONCENTRATED VALUE FUND (UNAUDITED)

May 30, 2015

Dear Fellow Shareholders:

We are pleased to write our annual shareholder letter for the Nuance Concentrated Value Fund (the “Fund”). The Fund is a classic value investment product investing primarily in the equity or equity-linked securities of United States based companies. The Fund will typically maintain 15-35 positions in the securities of companies that, in the opinion of the Nuance Investments team, have leading and sustainable market share positions, above average financial strength, and are trading at prices materially below our internally derived view of intrinsic value.

Average Annual Rates of Return as of April 30, 2015:

	1 Year	3 Year	Since Inception(1)
Institutional Class	5.59%	17.80%	14.32%
S&P 500 Index(2)	12.98%	16.73%	14.25%
Russell 3000 Value Index(3)	8.96%	16.98%	13.26%

	1 Year	Since Inception(4)
Investor Class, no load	5.35%	19.75%
Investor Class with load	-0.70%	17.19%
S&P 500 Index(2)	12.98%	18.73%
Russell 3000 Value Index(3)	8.96%	18.83%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Investor Class performance data shown reflects both performance with the maximum sales charge of 5.75% and without it. Performance data current to the most recent month end may be obtained by calling 1-855-682-6233.

Institutional Class Gross Expense Ratio – 1.14%
Investor Class Gross Expense Ratio – 1.47%

(1)	May 31, 2011
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. Market for large capitalization stocks. This Index cannot be invested in directly.

(3)	The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. This Index cannot be invested in directly.
(4)	July 31, 2012

In terms of performance, since its inception on May 31, 2011 thru April 30, 2015, the Institutional Class is up 14.32 percent (annualized) versus its primary index – the Russell 3000 Value Index – up 13.26 percent (annualized) and the S&P 500 Index up 14.25 percent (annualized). Upon approaching our 4th anniversary for the Fund we are pleased with this performance. For more perspective on our longer term performance please refer to your prospectus. This Nuance Concentrated Value product has existed in a separate account form since November 13, 2008.  That said, during 2014 and early your team and the market saw two significant dislocations that occurred in the latter half of 2014 and very early 2015. The first of those dislocations was in the energy sector as a rare (but not unprecedented) drop in oil and natural gas prices to near our internal view of trough levels during the seventh year of an economic expansion. The second dislocation was the return of the 10 year treasury to historically low levels below two percent during the same period. In both cases, the dislocations led to stock price movements which created opportunity for our clients. In energy, we added significantly to our highest quality equipment and service names in the 4th quarter and early 1st quarter of 2015. Related to interest rates and interest rate sensitive sectors,

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NUANCE CONCENTRATED VALUE FUND (UNAUDITED)

we saw the return to very high valuation levels in utilities, real estate investment trusts, some healthcare, and also consumer cyclical and staples names. Conversely, the low rates hurt net interest margins and returns on capital at some banks and resulted in banks retreating and valuations becoming more attractive. All of that led your portfolio to be overweight in select energy and regional banks names, while underweight in real estate investment trusts, healthcare and the consumer sector. That positioning hurt us late last year and very early this year, but the risk rewards were such that we were, and are still, very comfortable with our positioning. It is another example of the market chasing positive news to the point where valuations suggest a great deal of risk while at the same time punishing stocks of great companies to levels where risk is actually somewhat limited during the period of unrest.

At Nuance, our team and our processes are designed to emphasize consistency and what we believe is a detailed   fundamental analysis of companies that have the potential to lead to investment returns that will be acceptable for our shareholders over the long term. To do this, we focus our attention on studying one company at a time using the Nuance approach. Part of that approach is to ensure that each company we own has a sound and solid competitive position and that the companies are undervalued based on our internally derived view of sustainable cash flows, earnings and valuation. We believe in a thorough fundamental valuation analysis and that focusing simply on the value of a business is not enough. Rather, we spend considerable time studying the downside potential of each company we own. As such, you can be assured that we understand the potential upside and the potential downside risks to our investments. This approach is critical to our goal of trying to provide shareholders with not only above-average returns over time, but above-average risk-adjusted returns as well.

As I write this letter, we are continuing to find leading business franchises selling at a discount to our own internal view of intrinsic or fair value. We found opportunities across many sectors, including the basic materials, consumer staples and energy sectors. We are not finding many opportunities in the utility sector or the real estate investment trust industry. Our view continues to be that markets are overvaluing companies that have higher than average dividend payout ratios and yields and undervaluing companies that have lower payout ratios and thus lower dividend yields. This is due to historically low level of interest rates and the apparent chase for yield by many investors.

Thank you for your interest and your continued support.

Scott A. Moore, CFA

Please visit our website at www.nuanceinvestments.com for more information about our team, our process, and value investing. You can also get real-time access to the Nuance Investment website updates and information via traditional mail or e-mail. Simply contact us at client.services@nuanceinvestments.com or call 816-743-7080 to sign-up.

This report should be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in small and mid-capitalization companies involve additional risk such as limited liquidity and greater volatility than larger capitalization companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Dividend Payout Ratio: The percentage of earnings paid to shareholders in dividends.

Dividend Yield: The amount a company pays out in dividends each year relative to its share price. A Cash Flow is a revenue or expense stream that changes an account over a given period.

Nuance Investments, LLC is majority owned by Montage Investments, LLC.

Nuance Investments is the advisor to the Nuance Concentrated Value Fund which is distributed by Quasar Distributors, LLC.

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NUANCE CONCENTRATED VALUE FUND

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) As of April 30, 2015

			Since
	1 Year	3 Years	Inception(1)
Institutional Class	5.59%	17.77%	14.29%
Investor Class (without sales load)	5.35%	17.50%	14.03%
Investor Class (with sales load)(2)	-0.70%	15.19%	12.32%
S&P 500 Index(3)	12.98%	16.73%	14.25%
Russell 3000 Value Index(4)	8.96%	16.98%	13.26%

(1)
Period from Fund inception through April 30, 2015.  The Institutional Class shares commenced operations on May 31, 2011 and Investor Class shares commenced operations on July 31, 2012.  Performance shown for the Investor Class prior to inception of the Investor Class shares is based on the performance of the Institutional Class shares, adjusted for the higher expenses applicable to Investor Class shares.

(2)	Returns reflect a sales load of 5.75%.
(3)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

(4)	The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. This Index cannot be invested in directly.

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NUANCE CONCENTRATED VALUE FUND

Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2014 – April 30, 2015).

ACTUAL EXPENSES
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (11/1/2014)	Value (4/30/2015)	(11/1/2014 to 4/30/2015)
Investor Class
Actual(2)	$1,000.00	$1,051.70	$7.07
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$6.95
Institutional Class
Actual(2)	$1,000.00	$1,052.90	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.66

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.39% and 1.13% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended April 30, 2015 of 5.17% and 5.29% for the Investor Class and Institutional Class, respectively.

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NUANCE CONCENTRATED VALUE FUND

Allocation of Portfolio (% of Net Assets) (Unaudited)
April 30, 2015

Top Ten Equity Holdings(1) (Unaudited)
as of April 30, 2015
(% of net assets)

Frank’s International N.V.	10.7%
BOK Financial Corp.	9.0%
National Fuel Gas Co.	8.9%
Schlumberger Ltd.	7.4%
H.B. Fuller Co.	6.7%
Xylem, Inc.	5.5%
Commerce Bancshares, Inc.	4.4%
Cameron International Corp.	4.2%
United Parcel Service, Inc. – Class B	4.2%
Emerson Electric Co.	4.1%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

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NUANCE CONCENTRATED VALUE FUND

Schedule of Investments
April 30, 2015

	Shares	Value

COMMON STOCKS – 96.3%

Consumer Staples – 5.9%
Diageo PLC – ADR	130,488	$14,486,778
Kellogg Co.	141,031	8,931,493
Sysco Corp.	296,101	10,964,620
		34,382,891
Energy – 24.7%
Cameron International Corp.*	440,943	24,172,495
Frank’s International N.V.	2,999,084	62,380,947
Imperial Oil Ltd.	327,457	14,450,677
Schlumberger Ltd.	452,473	42,808,471
		143,812,590
Financials – 20.8%
BOK Financial Corp.	802,865	52,338,769
Commerce Bancshares, Inc.	605,542	25,862,699
LPL Financial Holdings, Inc.	285,493	11,553,902
Northern Trust Corp.	157,465	11,518,565
ProAssurance Corp.	431,407	19,391,744
		120,665,679
Healthcare – 6.0%
Johnson & Johnson	237,486	23,558,611
Patterson Companies, Inc.	246,808	11,588,870
		35,147,481
Industrials – 16.0%
American Science and Engineering, Inc.	361,345	13,521,530
Emerson Electric Co.	404,845	23,817,031
United Parcel Service, Inc. – Class B	240,427	24,170,126
Xylem, Inc.	857,291	31,736,913
		93,245,600
Information Technology – 3.9%
MKS Instruments, Inc.	646,890	22,518,241

Materials – 10.0%
Avery Dennison Corp.	88,177	4,901,760
H.B. Fuller Co.	932,994	38,971,159
Praxair, Inc.	118,305	14,424,929
		58,297,848

See Notes to the Financial Statements

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NUANCE CONCENTRATED VALUE FUND

Schedule of Investments – Continued
April 30, 2015

	Shares	Value
Utilities – 9.0%
National Fuel Gas Co.	807,526	$52,045,051
Total Common Stocks
(Cost $538,423,335)		560,115,381

SHORT-TERM INVESTMENT – 3.8%
Fidelity Institutional Government Portfolio, Class I, 0.01%^
(Cost $22,236,991)	22,236,991	22,236,991
Total Investments – 100.1%
(Cost $560,660,326)		582,352,372
Other Assets and Liabilities, Net – (0.1)%		(668,587)
Total Net Assets – 100.0%		$581,683,785

*	Non-income producing security.
^	Variable rate security – The rate shown is the rate in effect as of April 30, 2015.
ADR – American Depositary Receipt.

See Notes to the Financial Statements

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NUANCE CONCENTRATED VALUE FUND

Statement of Assets and Liabilities
April 30, 2015

ASSETS:
Investments, at value
(cost $560,660,326)	$582,352,372
Receivable for investment securities sold	8,807,390
Receivable for capital shares sold	1,508,231
Dividends & interest receivable	121,445
Prepaid expenses	41,674
Total assets	592,831,112

LIABILITIES:
Payable for investment securities purchased	10,013,375
Payable for capital shares redeemed	421,619
Payable to investment adviser	406,411
Payable for fund administration & accounting fees	67,808
Payable for transfer agent fees & expenses	30,806
Payable for custody fees	8,001
Payable for trustee fees	3,244
Payable for compliance fees	2,003
Accrued distribution & shareholder service fees	138,452
Accrued expenses	55,608
Total liabilities	11,147,327

NET ASSETS	$581,683,785

NET ASSETS CONSIST OF:
Paid-in capital	$554,038,263
Accumulated undistributed net realized gain on investments	5,953,476
Net unrealized appreciation on investments	21,692,046
Net Assets	$581,683,785

	Investor	Institutional
	Class	Class
Net Assets	$168,568,178	$413,115,607
Shares issued and outstanding(1)	12,392,621	30,320,418
Net asset value, redemption price and minimum offering price per share(2)	$13.60	$13.62
Maximum offering price per share ($13.60/0.9425)(3)	$14.43	N/A

(1)	Unlimited shares authorized with no par value.
(2)	A contingent deferred sales charge (CDSC) of 1.00% may be charged on certain shares redeemed within 12 months of purchase on Investor Class shares.
(3)	Reflects a maximum sales charge of 5.75%.

See Notes to the Financial Statements

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NUANCE CONCENTRATED VALUE FUND

Statement of Operations
For the Year Ended April 30, 2015

INVESTMENT INCOME:
Dividend income	$13,034,117
Less: Foreign taxes withheld	(296,191)
Interest income	5,523
Total investment income	12,743,449

EXPENSES:
Investment adviser fees (See Note 4)	5,077,796
Fund administration & accounting fees (See Note 4)	422,227
Transfer agent fees & expenses (See Note 4)	234,182
Federal & state registration fees	86,384
Postage & printing fees	73,939
Custody fees (See Note 4)	47,514
Other	21,276
Audit fees	15,997
Trustee fees (See Note 4)	12,513
Compliance fees (See Note 4)	12,001
Legal fees	11,509
Distribution and/or shareholder service fees (See Note 5):
Investor Class	727,295
Institutional Class	306,687
Total expenses before net recoupment/(reimbursement)	7,049,320
Add: advisory fee net recoupment/(reimbursement) (See Note 4)	275,553
Net expenses	7,324,873

NET INVESTMENT INCOME	5,418,576

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments, including foreign currency loss	31,203,950
Net change in unrealized appreciation on investments	(7,707,729)

Net realized and unrealized gain on investments	23,496,221

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,914,797

See Notes to the Financial Statements

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NUANCE CONCENTRATED VALUE FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
OPERATIONS:
Net investment income	$5,418,576	$1,339,084
Net realized gain on investments, including foreign currency loss	31,203,950	31,249,620
Net change in unrealized appreciation on investments	(7,707,729)	22,113,554
Net increase in net assets resulting from operations	28,914,797	54,702,258

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	89,873,453	208,151,748
Proceeds from reinvestment of distributions	13,414,021	2,287,577
Payments for shares redeemed	(136,507,564)	(15,607,886)
Increase (decrease) in net assets resulting
from Investor Class transactions	(33,220,090)	194,831,439
Institutional Class:
Proceeds from shares sold	266,188,819	237,296,040
Proceeds from reinvestment of distributions	29,781,147	17,035,893
Payments for shares redeemed	(166,565,075)	(56,297,020)
Increase in net assets resulting
from Institutional Class transactions	129,404,891	198,034,913
Net increase in net assets resulting
from capital share transactions	96,184,801	392,866,352

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(1,556,846)	(187,569)
Institutional Class	(4,220,254)	(1,275,247)
From net realized gains:
Investor Class	(12,659,636)	(2,185,428)
Institutional Class	(28,975,246)	(16,349,756)
Total distributions to shareholders	(47,411,982)	(19,998,000)

TOTAL INCREASE IN NET ASSETS	77,687,616	427,570,610

NET ASSETS:
Beginning of year	503,996,169	76,425,559
End of year (including accumulated undistributed net
investment income of $0 and $0, respectively)	$581,683,785	$503,996,169

See Notes to the Financial Statements

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NUANCE CONCENTRATED VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

			For the Period
	Year Ended	Year Ended	Inception through
	April 30, 2015	April 30, 2014	April 30, 2013(1)
Investor Class

PER SHARE DATA:

Net asset value, beginning of period	$13.95	$12.14	$10.15

INVESTMENT OPERATIONS:
Net investment income	0.10	0.06	0.21
Net realized and unrealized gain on investments	0.60	2.97	2.16
Total from investment operations	0.70	3.03	2.37

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.11)	(0.06)	(0.20)
Distributions from net realized gains	(0.94)	(1.16)	(0.18)
Total distributions	(1.05)	(1.22)	(0.38)

Net asset value, end of period	$13.60	$13.95	$12.14

TOTAL RETURN(2)(3)	5.35%	25.71%	23.90%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$168.6	$207.8	$0.4

Ratio of expenses to average net assets(4):
Before expense reimbursement/recoupment	1.36%	1.45%	1.57%
After expense reimbursement/recoupment	1.39%	1.40%	1.40%

Ratio of net investment income to average net assets(4):
Before expense reimbursement/recoupment	0.77%	0.35%	0.54%
After expense reimbursement/recoupment	0.74%	0.40%	0.71%

Portfolio turnover rate(3)	141%	103%	110%

(1)	Inception date of the Investor Class was July 31, 2012.
(2)	Total return does not reflect sales charges.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

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NUANCE CONCENTRATED VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

				For the Period
	Year Ended	Year Ended	Year Ended	Inception through
	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012(1)
Institutional Class

PER SHARE DATA:

Net asset value, beginning of period	$13.97	$12.15	$10.26	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.13	0.07	0.08	0.26
Net realized and unrealized
gain on investments	0.60	3.00	2.20	0.07 (2)
Total from investment operations	0.73	3.07	2.28	0.33

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.14)	(0.09)	(0.21)	(0.07)
Distributions from net realized gains	(0.94)	(1.16)	(0.18)	—
Total distributions	(1.08)	(1.25)	(0.39)	(0.07)

Net asset value, end of period	$13.62	$13.97	$12.15	$10.26

TOTAL RETURN(3)	5.59%	25.98%	22.79%	3.33%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$413.1	$296.2	$76.0	$39.4

Ratio of expenses to average net assets(4):
Before expense reimbursement/recoupment	1.09%	1.12%	1.40%	1.84%
After expense reimbursement/recoupment	1.14%	1.15%	1.15%	1.15%

Ratio of net investment income
to average net assets(4):
Before expense reimbursement/recoupment	1.04%	0.67%	0.71%	2.49%
After expense reimbursement/recoupment	0.99%	0.64%	0.96%	3.18%

Portfolio turnover rate(3)	141%	103%	110%	77%

(1)	Inception date of the Institutional Class was May 31, 2011.
(2)
Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the Statement of Operations due to share transactions for the period.

(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements

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NUANCE CONCENTRATED VALUE FUND

Notes to the Financial Statements
April 30, 2015

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Nuance Concentrated Value Fund (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Fund commenced operations on May 31, 2011.  The Fund currently offers two classes, the Investor Class and the Institutional Class.  Investor Class shares are subject to a 0.25% distribution fee and each class of shares is subject to a shareholder servicing fee of up to 0.15%.  Each class of shares has identical rights and privileges except with respect to the distribution fees and voting on matters affecting a single share class.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no taxes to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended April 30, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations.  During the year ended April 30, 2015, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund will make distributions, if any, of net investment income quarterly.  The Fund will also distribute net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the period ended April 30, 2015, the Fund increased

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NUANCE CONCENTRATED VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2015

accumulated undistributed net investment income by $358,524 and decreased accumulated undistributed net realized gain on investments by $358,524.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares.  Shareholder service fees are expensed at up to 0.15% of average daily net assets for each class of shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

14

NUANCE CONCENTRATED VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2015

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of April 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$560,115,381	$—	$—	$560,115,381
Short-Term Investment	22,236,991	—	—	22,236,991
Total Investments in Securities	$582,352,372	$—	$—	$582,352,372

Transfers between levels are recognized at the end of the reporting period.  During the year ended April 30, 2015, the Fund recognized no transfers to/from all Levels.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Nuance Investments, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.40% and 1.15% of average daily net assets of the Fund’s Investor Class and Institutional Class, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  The Operating Expense Limitation Agreement is in effect through at least August 31, 2016.  Prior to August 31, 2016, this Operating Expense Limitation Agreement cannot be terminated.  For the year ended April 30, 2015, the Adviser recouped expenses of $275,553.  At April 30, 2015, the balance of previously waived advisory fees eligible for recoupment was $0.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent.  The officers of the Trust and the Chief Compliance

15

NUANCE CONCENTRATED VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2015

Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended April 30, 2015, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended April 30, 2015, the Investor Class incurred expenses of $506,628 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of each class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended April 30, 2015, the Investor and Institutional Class incurred $220,667 and $306,687, respectively, of shareholder servicing fees under the Agreement.

16

NUANCE CONCENTRATED VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2015

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	April 30, 2015	April 30, 2014
Investor Class:
Shares sold	6,539,068	15,836,473
Shares issued to holders in reinvestment of distributions	1,022,431	175,446
Shares redeemed	(10,063,206)	(1,154,350)
Net increase (decrease) in Investor Class shares	(2,501,707)	14,857,569
Institutional Class:
Shares sold	19,303,240	17,939,826
Shares issued to holders in reinvestment of distributions	2,263,637	1,304,620
Shares redeemed	(12,449,572)	(4,293,640)
Net increase in Institutional Class shares	9,117,305	14,950,806
Net increase in shares outstanding	6,615,598	29,808,375

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended April 30, 2015, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$858,807,573	$762,659,844

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at April 30, 2015, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net	Tax Cost
$35,020,190	$(15,108,520)	$19,911,670	$562,440,702

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of wash sale losses.  At April 30, 2015, components of accumulated earnings on a tax-basis were as follows:

	Undistributed		Total
Undistributed	Long-Term	Unrealized	Accumulated
Ordinary Income	Capital Gains	Appreciation	Earnings
$4,617,539	$3,116,313	$19,911,670	$27,645,522

As of April 30, 2015, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended April 30, 2015, the Fund does not plan to defer any qualified late year losses.

17

NUANCE CONCENTRATED VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2015

The tax character of distributions paid during the year ended April 30, 2015, were as follows:

	Long Term
Ordinary Income	Capital Gains	Total
$41,104,415	$6,307,567	$47,411,982

The tax character of distributions paid during the year ended April 30, 2014, were as follows:

	Long Term
Ordinary Income	Capital Gains	Total
$16,149,133	$3,848,867	$19,998,000

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended April 30, 2015.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of April 30, 2015, National Financial Services, LLC and Charles Schwab & Co., Inc., for the benefit of their customers, owned 26.60% and 25.97% of the Fund, respectively.

18

NUANCE CONCENTRATED VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Nuance Concentrated Value Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nuance Concentrated Value Fund (the “Fund”), a series of Managed Portfolio Series, as of April 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuance Concentrated Value Fund as of April 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
June 25, 2015

19

NUANCE CONCENTRATED VALUE FUND

Additional Information (Unaudited)
April 30, 2015

TRUSTEES AND OFFICERS

Term of
		Office	Number of		Other
		and	Portfolios	Principal	Directorships
Name,	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
Address	Held with	of Time	Overseen	During the Past	During the Past
and Age	the Trust	Served	by Trustee	Five Years	Five Years

Independent Trustees

Roel C. Campos, Esq.	Trustee	Indefinite	26	Partner, Locke Lord LLP (a law	Director, WellCare
615 E. Michigan St.		Term;		firm) (2011-Present); Partner,	Health Plans, Inc.
Milwaukee, WI 53202		Since		Cooley LLP (a law firm)	(2013-Present);
Age: 66		April 2011		(2007-2011); Commissioner,	Director, Regional
				U.S. Securities and Exchange	Management Corp.
				Commission (2002-2007).	(2012-Present)

David A. Massart	Trustee	Indefinite	26	Co-Founder and Chief Investment	Independent
615 E. Michigan St.		Term;		Strategist, Next Generation Wealth	Trustee, ETF
Milwaukee, WI 53202		Since		Management, Inc. (2005-Present).	Series Solutions
Age: 47		April 2011			(8 Portfolios)
(2012-Present)

Leonard M. Rush, CPA	Trustee	Indefinite	26	Chief Financial Officer, Robert W.	Independent
615 E. Michigan St.		Term;		Baird & Co. Incorporated	Trustee, ETF
Milwaukee, WI 53202		Since		(2000-2011).	Series Solutions
Age: 69		April 2011			(8 Portfolios)
(2012-Present);
Director,
Anchor Bancorp
Wisconsin, Inc.
(2011-2013)

David M. Swanson	Trustee	Indefinite	26	Founder and Managing Partner,	Independent
615 E. Michigan St.		Term;		SwanDog Strategic	Trustee,
Milwaukee, WI 53202		Since		Marketing, LLC (2006-Present);	ALPS Variable
Age: 58		April 2011		Executive Vice President,	Investment Trust
				Calamos Investments (2004-2006).	(9 Portfolios)
(2006-Present)

20

NUANCE CONCENTRATED VALUE FUND

Additional Information (Unaudited) – Continued
April 30, 2015

Term of
		Office	Number of		Other
		and	Portfolios	Principal	Directorships
Name,	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
Address	Held with	of Time	Overseen	During the Past	During the Past
and Age	the Trust	Served	by Trustee	Five Years	Five Years

Interested Trustee

Robert J. Kern*	Chairperson	Indefinite	26	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Term;		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		Since		(1994-Present).
Age: 56		January 2011

Officers

James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term;		U.S. Bancorp Fund
Milwaukee, WI	Principal	Since		Services, LLC
53202	Executive	January 2011		(2002 -Present).
Age: 57	Officer

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Chief	Since		Services, LLC
Age: 48	Compliance	April 2013		(2004-Present).
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term;		Fund Services, LLC
Milwaukee, WI 53202	Principal	Since		(2005-Present).
Age: 42	Financial	January 2011
Officer

Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.		Term;		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		Since		LLC (2011-Present); Vice
Age: 44		January 2011		President and Securities Counsel,
Marshall & Ilsley Trust
Company N.A. (2007-2010).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term;		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		Since		LLC (2005-Present).
Age: 41		September 2012

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

21

NUANCE CONCENTRATED VALUE FUND

Additional Information (Unaudited) – Continued
April 30, 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-682-6233.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-682-6233.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended April 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 31.50% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended April 30, 2015 was 26.84% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 85.95%.

22

NUANCE CONCENTRATED VALUE FUND

Approval of Investment Advisory Agreement (Unaudited)

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2015, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Nuance Investments, LLC (“Nuance”) regarding the Nuance Concentrated Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at a meeting held on January 8, 2015, the Trustees received and considered information from Nuance and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for their consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Nuance with respect to the Fund; (2) the cost of the services provided and the profits realized by Nuance and its affiliates from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Nuance and its affiliates resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by a representative of Nuance, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Nuance set forth in the Investment Advisory Agreement, as it relates to the Fund, continue to be fair and reasonable in light of the services that Nuance performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Nuance provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining for the Fund the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Nuance effected on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees noted Nuance’s assets under management and its capitalization, as well as its affiliation with Montage Investments, LLC, an SEC-registered investment adviser which, through itself and its numerous advisory subsidiaries, oversees approximately $27 billion in assets.  The Trustees considered the investment philosophy of the Fund’s portfolio managers and their investment analysis and portfolio management experience, noting one portfolio manager’s significant experience managing assets utilizing investment objectives similar to that of the Fund.  The Trustees also considered the

23

NUANCE CONCENTRATED VALUE FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued

Fund’s investment performance as of December 31, 2014 compared to its benchmarks and to the composite of accounts that Nuance manages utilizing similar investment strategies to that of the Fund.  The Trustees noted that while the Fund underperformed its respective benchmarks since the Fund’s inception, the Fund achieved positive returns over the course of its relatively limited operations and outperformed its benchmarks during certain short term periods.  The Trustees further noted that it is difficult to make meaningful comparisons with short-term results.  The Trustees also observed that the Fund’s performance was consistent with the performance of its respective composite over all relevant time periods.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Nuance provides to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that the Fund pays to Nuance under the Investment Advisory Agreement, as well as Nuance’s profitability from services that Nuance and its affiliates rendered to the Nuance Concentrated Value Fund during the 12 month period ended June 30, 2014.  In that regard, the Trustees noted that Nuance and its affiliates subsidize the cost of all distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees payable by the Fund.  The Trustees also considered the management fees Nuance respectively charges to separately managed accounts with investment strategies similar to those of the Fund.  They observed that the Nuance Concentrated Value Fund generally pays a slightly higher advisory fee than corresponding separately managed accounts with similar asset levels.  The Trustees also took into account, however, that Nuance has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder materials, that justify a higher fee.  The Trustees also noted that Nuance had contractually agreed to reduce its management fee and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees concluded that Nuance’s service relationship with the Nuance Concentrated Value Fund provides a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted that:

•
The Nuance Concentrated Value Fund’s management fee was higher than the average and median management fees of funds comprising the benchmark category.  After fee waivers and expense reimbursements, the total expenses of the Institutional Class and Investor Class shares of the Fund were each higher than the average and median total expenses of funds comprising the benchmark category.

The Trustees also considered that the average net assets of the funds comprising the benchmark category for the Fund were significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Nuance’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees then considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted that given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.  The Trustees additionally took into account the fact that Nuance had expressed reservations about adopting breakpoints for the Concentrated Value Fund because of concerns about potential capacity constraints associated with that strategy.

24

NUANCE CONCENTRATED VALUE FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued

Other Benefits.  The Trustees considered the extent to which Nuance utilizes soft dollar arrangements with respect to portfolio transactions, and noted that affiliated brokers are not used to execute the Fund’s portfolio transactions.  While the Trustees noted that Rule 12b-1 and shareholder servicing fees may be paid to Nuance and its affiliates as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Nuance and its affiliates incurred significantly exceed any Rule 12b-1 payments from the Fund.  The Trustees concluded that Nuance will not receive any additional financial benefits from services rendered to the Fund.

25

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NUANCE CONCENTRATED VALUE FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Nuance Investments, LLC
4900 Main Street, Suite 220
Kansas City, MO 64112

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-682-6233.

Nuance Mid Cap Value Fund

Institutional Class Shares – NMVLX
Investor Class Shares – NMAVX

Annual Report

www.nuanceinvestments.com	April 30, 2015

NUANCE MID CAP VALUE FUND (UNAUDITED)

May 31, 2015

Dear Fellow Shareholders:

We are pleased to write our annual shareholder letter for the Nuance Mid Cap Value Fund (the “Fund”). The Fund is a classic value investment product investing primarily in the equity or equity-linked securities of United States based companies. The Fund seeks long-term capital appreciation primarily through investments in equity securities of companies organized in the U.S. that the investment team believes are high quality, though temporarily out of favor. The strategy typically invests in a portfolio of 50 to 90 companies with at least 80% of the portfolio invested in companies with mid-sized market capitalizations. The Adviser defines mid-capitalization companies as companies within the range of the capitalization of companies constituting the Russell Midcap® Value Index. The Adviser intends to manage the Fund so that the average weighted market capitalization of its portfolio falls between the range of the smallest and largest members of the Russell Mid Cap Index (defined using a trailing 12 month average of the smallest and largest members on a month-to-month basis). Although the strategy will invest primarily in the equity securities of U.S. companies, the strategy may invest up to 15% of its assets in equity securities of foreign companies that are organized and headquartered in countries classified as “developed” by MSCI. The primary benchmark for the Fund is the Russell Midcap Value Index. Clients may also be interested in comparing the Fund to the S&P 500 Index.

Average Annual Rates of Return as of April 30, 2015:

	1 Year	Since Inception(1)
Institutional Class	5.70%	8.76%
Russell Midcap Value Index(3)	9.97%	11.96%
S&P 500 Index(2)	12.98%	11.72%

	1 Year	Since Inception(1)
Investor Class, no load	5.41%	8.49%
Investor Class with load	-0.62%	3.76%
Russell Midcap Value Index(3)	9.97%	11.96%
S&P 500 Index(2)	12.98%	11.72%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Investor Class performance data shown reflects both performance with the maximum sales charge of 5.75% and without it. Performance data current to the most recent month end may be obtained by calling 1-855-682-6233.

Institutional Class Gross Expense Ratio – 1.50%
Investor Class Gross Expense Ratio – 1.75%

(1)	December 31, 2013
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. Market for large capitalization stocks. This Index cannot be invested in directly.

(3)
The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. This Index cannot be invested in directly.

NUANCE MID CAP VALUE FUND (UNAUDITED)

In terms of performance, since its inception on December 31, 2013 thru April 30, 2015, the Institutional Class is up 8.76 percent versus its primary index, the Russell Mid Cap Value Index, up 11.96 percent and the S&P 500 Index up 11.72 percent. Given the very short history of the Fund, we do not read much into our since inception performance. For more perspective on our long term performance, please refer to your prospectus. This Nuance Mid Cap Value product has existed in a separate account form since November 3, 2008.   That said, during 2014 and early your team and the market saw two significant dislocations that occurred in the latter half of 2014 and very early 2015. The first of those dislocations was in the energy sector as a rare (but not unprecedented) drop in oil and natural gas prices to near our internal view of trough levels during the seventh year of an economic expansion. The second dislocation was the return of the 10 year treasury to historically low levels below two percent during the same period. In both cases, the dislocations led to stock price movements which created opportunity for our clients. In energy we added significantly to our highest quality equipment and service names in the 4th quarter and early 1st quarter of 2015. Related to interest rates and interest rate sensitive sectors, we saw the return to very high valuation levels in utilities, real estate investment trusts, some healthcare, and also consumer cyclical and staples names. Conversely, the low rates hurt net interest margins and returns on capital at some banks and resulted in banks retreating and valuations becoming more attractive. All of that led your portfolio to be overweight in select energy and regional banks names, while underweight in real estate investment trusts, healthcare and the consumer sector. That positioning hurt us late last year and very early this year, but the risk rewards were such that we were, and are still, very comfortable with our positioning. It is another example of the market chasing positive news to the point where valuations suggest a great deal of risk while at the same time punishing stocks of great companies to levels where risk is actually somewhat limited during the period of unrest.

Here at Nuance, our team and our processes are designed to emphasize consistency and what we believe is a detailed fundamental analysis of companies that have the potential to lead to investment returns that will be acceptable for our shareholders over the long term. To do this, we focus our attention on studying one company at a time using the Nuance approach. Part of that approach is to ensure that each company we own has a sound and solid competitive position and that the companies are undervalued based on our internally derived view of sustainable cash flows, earnings and valuation. We believe in a thorough fundamental valuation analysis and that focusing simply on the value of a business is not enough. Rather, we spend considerable time studying the downside potential of each company we own. As such, you can be assured that we understand the potential upside and the potential downside risks to our investments. This approach is critical to our goal of trying to provide shareholders with not only above-average returns over time, but above-average risk-adjusted returns as well.

As I write this letter, we are continuing to find leading business franchises selling at a discount to our own internal view of intrinsic or fair value. We found opportunities across many sectors, including the Basic Materials, Consumer Staples and Energy sectors. We are not finding many opportunities in the Utility sector or the Real Estate Investment Trust industry. Our view continues to be that markets are overvaluing companies that have higher than average dividend payout ratios and yields and undervaluing companies that have lower payout ratios and thus lower dividend yields. This is due to historically low level of interest rates and the apparent chase for yield by many investors.

Thank you for your interest and your continued support.

Scott Moore, CFA

Please visit our website at www.nuanceinvestments.com for more information about our team, our process, and value investing. You can also get real-time access to the Nuance Investment website updates and information via traditional mail or e-mail. Simply contact us at client.services@nuanceinvestments.com or call 816-743-7080 to sign-up.

This report must be preceded or accompanied by a current prospectus.

NUANCE MID CAP VALUE FUND

Mutual fund investing involves risk. Principal loss is possible. Investments in small and mid-capitalization companies involve additional risk such as limited liquidity and greater volatility than larger capitalization companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Past performance does not guarantee future results.

Weighted Market Capitalization: The average market capitalization of all companies in a fund – with each company weighted according to its percent held in the fund.

Dividend Payout Ratio: The percentage of earnings paid to shareholders in dividends.

Dividend Yield: The amount a company pays out in dividends each year relative to its share price.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

A Cash Flow is a revenue or expense stream that changes an account over a given period. Nuance Investments, LLC is majority owned by Montage Investments, LLC.

Nuance Investments is the advisor to the Nuance Concentrated Value Fund which is distributed by Quasar Distributors, LLC.

NUANCE MID CAP VALUE FUND

Value of $1,000,000 Investment (Unaudited)

The chart assumes an initial investment of $1,000,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Rates of Return (%) As of April 30, 2015

		Since
	1 Year	Inception(1)
Institutional Class	5.70%	8.76%
Investor Class (without sales load)	5.41%	8.49%
Investor Class (with sales load)(2)	-0.62%	3.76%
Russell Midcap Value Index(3)	9.97%	11.96%
S&P 500 Index(4)	12.98%	11.72%

(1)	December 31, 2013.
(2)	Return reflects a sales load of 5.75%.
(3)
The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.  This Index cannot be invested in directly.

(4)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.  This Index cannot be invested in directly.

NUANCE MID CAP VALUE FUND

Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2014 – April 30, 2015).

ACTUAL EXPENSES
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (11/1/2014)	Value (4/30/2015)	(11/1/2014 to 4/30/2015)
Investor Class
Actual(2)	$1,000.00	$1,037.70	$7.07
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00

Institutional Class
Actual(2)	$1,000.00	$1,037.90	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.40% and 1.15% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended April 30, 2015 of 3.77% and 3.79% for the Investor Class and Institutional Class, respectively.

NUANCE MID CAP VALUE FUND

Allocation of Portfolio (% of Net Assets) (Unaudited)
April 30, 2015

Top Ten Equity Holdings(1) (Unaudited)
as of April 30, 2015
(% of net assets)

Frank’s International N.V.	6.7%
National Fuel Gas Co.	6.1%
BOK Financial Corp.	6.0%
H.B. Fuller Co.	5.7%
Xylem, Inc.	4.6%
Cameron International Corp.	4.1%
Commerce Bancshares, Inc.	3.9%
MKS Instruments, Inc.	3.6%
ProAssurance Corp.	3.3%
American Science & Engineering, Inc.	3.3%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

NUANCE MID CAP VALUE FUND

Schedule of Investments
April 30, 2015

	Shares	Value
COMMON STOCKS – 94.0%

Consumer Staples – 3.8%
Kellogg Co.	6,203	$392,836
Sysco Corp.	17,738	656,838
		1,049,674
Energy – 12.3%
Cameron International Corp.*	20,399	1,118,273
Frank’s International N.V.	87,293	1,815,695
Imperial Oil Ltd.	9,172	404,760
		3,338,728
Financials# – 28.2%
Bank of Hawaii Corp.	2,147	129,657
BB&T Corp.	3,429	131,296
BOK Financial Corp.	25,205	1,643,114
Chubb Corp.	2,628	258,464
CNA Financial Corp.	3,213	129,484
Commerce Bancshares, Inc.	25,010	1,068,177
Cullen/Frost Bankers, Inc.	5,620	409,923
Franklin Resources, Inc.	5,097	262,801
HCC Insurance Holdings, Inc.	4,614	262,814
Kansas City Life Insurance Co.	2,855	128,132
LPL Financial Holdings, Inc.	13,233	535,540
M&T Bank Corp.	2,169	259,564
National Western Life Insurance Co. – Class A	2,891	692,713
Northern Trust Corp.	5,505	402,691
ProAssurance Corp.	20,275	911,361
Rayonier, Inc. – REIT	10,098	258,408
TowneBank	11,776	194,893
		7,679,032
Healthcare – 2.9%
Becton, Dickinson & Co.	932	131,291
Patterson Companies, Inc.	11,091	520,778
Smith & Nephew – ADR	3,841	130,171
		782,240
Industrials – 18.9%
American Science and Engineering, Inc.	24,200	905,564
Deere & Co.	3,071	277,987
Dover Corp.	3,597	272,365
Emerson Electric Co.	13,759	809,442

See Notes to the Financial Statements

NUANCE MID CAP VALUE FUND

Schedule of Investments – Continued
April 30, 2015

	Shares	Value
Industrials – 18.9% (Continued)
Flowserve Corp.	2,256	$132,044
Fluor Corp.	2,251	135,375
ITT Corp.	9,915	393,130
Lindsay Corp.	3,534	279,857
MSA Safety, Inc.	5,787	264,697
Simpson Manufacturing Co., Inc.	4,460	146,199
Woodward, Inc.	5,445	256,187
Xylem, Inc.	34,101	1,262,419
		5,135,266
Information Technology – 6.9%
Altera Corp.	6,186	257,832
Cabot Microelectronics Corp.*	4,726	223,540
MKS Instruments, Inc.	27,738	965,560
Xilinx, Inc.	9,758	423,107
		1,870,039
Materials – 10.4%
AptarGroup, Inc.	6,384	396,255
Avery Dennison Corp.	4,112	228,586
Compass Minerals International, Inc.	1,474	130,199
H.B. Fuller Co.	36,804	1,537,303
Praxair, Inc.	4,452	542,832
		2,835,175
Utilities – 10.6%
AGL Resources, Inc.	5,273	265,074
Great Plains Energy, Inc.	5,010	131,162
ITC Holdings Corp.	11,548	415,728
National Fuel Gas Co.	25,938	1,671,704
Portland General Electric Co.	3,873	136,174
Southern Co.	6,093	269,920
		2,889,762
Total Common Stocks
(Cost $25,002,959)		25,579,916

See Notes to the Financial Statements

NUANCE MID CAP VALUE FUND

Schedule of Investments – Continued
April 30, 2015

	Shares	Value
SHORT-TERM INVESTMENT – 6.7%
Fidelity Institutional Government Portfolio, Class I, 0.01%^
(Cost $1,818,482)	1,818,482	$1,818,482
Total Investments – 100.7%
(Cost $26,821,441)		27,398,398
Other Assets and Liabilities, Net – (0.7)%		(185,865)
Total Net Assets – 100.0%		$27,212,533

#	The Fund is significantly invested in this sector and therefore is subject to additional risks. See Note 9 in the Notes to the Financial Statements.
*	Non-income producing security.
^	Variable rate security – The rate shown is the rate in effect as of April 30, 2015.
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

NUANCE MID CAP VALUE FUND

Statement of Assets and Liabilities
April 30, 2015

ASSETS:
Investments, at value
(cost $26,821,441)	$27,398,398
Receivable for investment securities sold	589,090
Receivable for capital shares sold	76,294
Dividends & interest receivable	8,949
Prepaid expenses	15,555
Total assets	28,088,286

LIABILITIES:
Payable for investment securities purchased	746,212
Payable for capital shares redeemed	73,211
Payable to investment adviser	8,489
Payable for fund administration & accounting fees	14,288
Payable for compliance fees	2,009
Payable for transfer agent fees & expenses	4,905
Payable for custody fees	1,797
Payable for trustee fees	2,776
Accrued distribution & shareholder service fees	840
Accrued expenses	21,226
Total liabilities	875,753

NET ASSETS	$27,212,533

NET ASSETS CONSIST OF:
Paid-in capital	$26,215,975
Accumulated undistributed net realized gain on investments	419,601
Net unrealized appreciation on investments	576,957
Net Assets	$27,212,533

	Investor	Institutional
	Class	Class
Net Assets	$509,159	$26,703,374
Shares issued and outstanding(1)	48,923	2,561,908
Net asset value, redemption price and minimum offering price per share(2)	$10.41	$10.42
Maximum offering price per share ($10.41/0.9425)(3)	$11.05	N/A

(1)	Unlimited shares authorized with no par value.
(2)	A contingent deferred sales charge (CDSC) of 1.00% may be charged on certain shares redeemed within 12 months of purchase on Investor Class shares.
(3)	Reflects a maximum sales charge of 5.75%.

See Notes to the Financial Statements

NUANCE MID CAP VALUE FUND

Statement of Operations
For the Year Ended April 30, 2015

INVESTMENT INCOME:
Dividend income	$522,538
Less: Foreign taxes withheld	(8,500)
Interest income	164
Total investment income	514,202

EXPENSES:
Investment adviser fees (See Note 4)	178,680
Fund administration & accounting fees (See Note 4)	87,064
Federal & state registration fees	40,599
Transfer agent fees & expenses (See Note 4)	28,212
Audit fees	16,000
Compliance fees (See Note 4)	12,003
Legal fees	11,509
Custody fees (See Note 4)	10,075
Trustee fees (See Note 4)	9,813
Other	6,662
Postage & printing fees	6,007
Distribution & shareholder service fees: (See Note 5)
Investor Class	1,309
Institutional Class	8,996
Total expenses before waiver/reimbursement	416,929
Less: waiver/reimbursement from investment adviser (See Note 4)	(142,134)
Net expenses	274,795

NET INVESTMENT INCOME	239,407

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments, including foreign currency loss	1,176,167
Net change in unrealized appreciation on investments	(53,779)

Net realized and unrealized gain on investments and foreign currency	1,122,388

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,361,795

See Notes to the Financial Statements

NUANCE MID CAP VALUE FUND

Statements of Changes in Net Assets

		For the Period
	Year Ended	Inception through
	April 30, 2015	April 30, 2014(1)
OPERATIONS:
Net investment income	$239,407	$53,621
Net realized gain on investments, including foreign currency loss	1,176,167	559,942
Net change in unrealized appreciation on investments	(53,779)	630,736
Net increase in net assets resulting from operations	1,361,795	1,244,299

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	523,266	39,836
Proceeds from reinvestment of distributions	25,705	73
Payments for shares redeemed	(66,006)	(5,080)
Increase in net assets resulting from Investor Class transactions	482,965	34,829
Institutional Class:
Proceeds from shares sold	6,987,388	20,017,554
Proceeds from reinvestment of distributions	1,520,280	52,840
Payments for shares redeemed	(2,879,881)	—
Increase in net assets resulting from Institutional Class transactions	5,627,787	20,070,394
Net increase in net assets resulting from capital share transactions	6,110,752	20,105,223

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(3,300)	(73)
Institutional Class	(254,747)	(53,222)
From net realized gains:
Investor Class	(22,405)	—
Institutional Class	(1,275,789)	—
Total distributions to shareholders	(1,556,241)	(53,295)

TOTAL INCREASE IN NET ASSETS	5,916,306	21,296,227

NET ASSETS:
Beginning of year	21,296,227	—
End of year (including accumulated undistributed net
investment income of $0 and $332, respectively)	$27,212,533	$21,296,227

(1)	Inception date of the Fund was December 31, 2013.

See Notes to the Financial Statements

NUANCE MID CAP VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

		For the Period
	Year Ended	Inception through
	April 30, 2015	April 30, 2014(1)
Investor Class

PER SHARE DATA:

Net asset value, beginning of period	$10.55	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.08	0.02
Net realized and unrealized gain on investments	0.47	0.55
Total from investment operations	0.55	0.57

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.09)	(0.02)
Distributions from net realized gains	(0.60)	—
Total distributions	(0.69)	(0.02)

Net asset value, end of period	$10.41	$10.55

TOTAL RETURN(2)(3)	5.41%	5.72%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$0.5	$0.0 (4)

Ratio of expenses to average net assets(5):
Before expense reimbursement	2.08%	2.72%
After expense reimbursement	1.40%	1.40%

Ratio of net investment income (loss) to average net assets(5):
Before expense reimbursement	0.08%	(0.71)%
After expense reimbursement	0.76%	0.61%

Portfolio turnover rate(3)	137%	46%

(1)	Inception date of the Fund was December 31, 2013.
(2)	Total return does not reflect sales charges.
(3)	Not annualized for periods less than one year.
(4)	Amount rounds to zero.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

NUANCE MID CAP VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

		For the Period
	Year Ended	Inception through
	April 30, 2015	April 30, 2014(1)
Institutional Class

PER SHARE DATA:

Net asset value, beginning of period	$10.55	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.11	0.03
Net realized and unrealized gain on investments	0.48	0.55
Total from investment operations	0.59	0.58

LESS DISTRIBUTIONS:
Distributions from net investment income	(0.12)	(0.03)
Distributions from net realized gains	(0.60)	—
Total distributions	(0.72)	(0.03)

Net asset value, end of period	$10.42	$10.55

TOTAL RETURN(2)	5.70%	5.77%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$26.7	$21.3

Ratio of expenses to average net assets(3):
Before expense reimbursement	1.75%	2.48%
After expense reimbursement	1.15%	1.15%

Ratio of net investment income (loss) to average net assets(3):
Before expense reimbursement	0.41%	(0.46)%
After expense reimbursement	1.01%	0.87%

Portfolio turnover rate(2)	137%	46%

(1)	Inception date of the Fund was December 31, 2013.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.

See Notes to the Financial Statements

NUANCE MID CAP VALUE FUND

Notes to the Financial Statements
April 30, 2015

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Nuance Mid Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Fund commenced operations on December 31, 2013.  The Fund currently offers two classes, the Investor Class and the Institutional Class.  Investor Class shares are subject to a 0.25% distribution fee and each class of shares is subject to a shareholder servicing fee of up to 0.15%.  Each class of shares has identical rights and privileges except with respect to the distribution fees and voting on matters affecting a single share class.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no taxes to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended April 30, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations.  During the year ended April 30, 2015, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund will make distributions, if any, of net investment income quarterly.  The Fund will also distribute net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended April 30, 2015, the Fund increased

NUANCE MID CAP VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2015

accumulated undistributed net investment income by $18,308 and decreased accumulated undistributed net realized gain on investments by $18,308.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares.  Shareholder service fees are expensed at up to 0.15% of average daily net assets for each class of shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

NUANCE MID CAP VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2015

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of April 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$25,579,916	$—	$—	$25,579,916
Short-Term Investment	1,818,482	—	—	1,818,482
Total Investments in Securities	$27,398,398	$—	$—	$27,398,398

Transfers between levels are recognized at the end of the reporting period.  During the year ended April 30, 2015, the Fund recognized no transfers to/from all Levels.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Nuance Investments, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.40% and 1.15% of average daily net assets of the Fund’s Investor Class and Institutional Class, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  The Operating Expense Limitation Agreement will be in effect through at least August 31, 2016.  Prior to August 31, 2016, this Operating Expense Limitation Agreement cannot be terminated. Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
April 30, 2017	$ 82,229
April 30, 2018	$142,134

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting

NUANCE MID CAP VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2015

services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended April 30, 2015 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended April 30, 2015, the Investor Class incurred expenses of $818 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of each class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended April 30, 2015, the Investor and Institutional Class incurred $491 and $8,996, respectively of shareholder servicing fees under the Agreement.

NUANCE MID CAP VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2015

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

		For the Period
	Year Ended	Inception through
	April 30, 2015	April 30, 2014(1)
Investor Class:
Shares sold	49,280	3,951
Shares issued to holders in reinvestment of distributions	2,514	7
Shares redeemed	(6,342)	(487)
Net increase in Investor Class shares	45,452	3,471
Institutional Class:
Shares sold	669,358	2,009,210
Shares issued to holders in reinvestment of distributions	148,373	5,076
Shares redeemed	(270,109)	—
Net increase in Institutional Class shares	547,622	2,014,286
Net increase in shares outstanding	593,074	2,017,757

(1)	Inception date of the Fund was December 31, 2013.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended April 30, 2015, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$34,552,474	$30,457,049

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at April 30, 2015, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net	Tax Cost
$1,348,265	$(903,358)	$444,907	$26,953,491

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of wash sale losses.  At April 30, 2015, components of accumulated earnings on a tax-basis were as follows:

	Undistributed		Total
Undistributed	Long-Term	Unrealized	Accumulated
Ordinary Income	Capital Gains	Appreciation	Earnings
$484,471	$67,180	$444,907	$996,558

NUANCE MID CAP VALUE FUND

Notes to the Financial Statements – Continued
April 30, 2015

As of April 30, 2015, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended April 30, 2015, the Fund does not plan to defer any qualified late year losses.

The tax character of distributions paid during the year ended April 30, 2015, were as follows:

	Long Term
Ordinary Income	Capital Gains	Total
$1,554,509	$1,732	$1,556,241

The tax character of distributions paid during the period ended April 30, 2014, were as follows:

	Long Term
Ordinary Income	Capital Gains	Total
$53,295	$—	$53,295

The Fund designated as long-term capital gain, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended April 30, 2015.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of April 30, 2015, National Financial Services, LLC, for the benefit of its customers, owned 80.81% of the outstanding shares of the Fund.

NUANCE MID CAP VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Nuance Mid Cap Value Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nuance Mid Cap Value Fund (the “Fund”), a series of Managed Portfolio Series, as of April 30, 2015, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuance Mid Cap Value Fund as of April 30, 2015, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
June 25, 2015

NUANCE MID CAP VALUE FUND

Additional Information (Unaudited)
April 30, 2015

TRUSTEES AND OFFICERS

Term of
		Office	Number of		Other
		and	Portfolios	Principal	Directorships
Name,	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
Address	Held with	of Time	Overseen	During the Past	During the Past
and Age	the Trust	Served	by Trustee	Five Years	Five Years

Independent Trustees

Roel C. Campos, Esq.	Trustee	Indefinite	26	Partner, Locke Lord LLP (a law	Director, WellCare
615 E. Michigan St.		Term;		firm) (2011-Present); Partner,	Health Plans, Inc.
Milwaukee, WI 53202		Since		Cooley LLP (a law firm)	(2013-Present);
Age: 66		April 2011		(2007-2011); Commissioner,	Director, Regional
				U.S. Securities and Exchange	Management Corp.
				Commission (2002-2007).	(2012-Present)

David A. Massart	Trustee	Indefinite	26	Co-Founder and Chief Investment	Independent
615 E. Michigan St.		Term;		Strategist, Next Generation Wealth	Trustee, ETF
Milwaukee, WI 53202		Since		Management, Inc. (2005-Present).	Series Solutions
Age: 47		April 2011			(8 Portfolios)
(2012-Present)

Leonard M. Rush, CPA	Trustee	Indefinite	26	Chief Financial Officer, Robert W.	Independent
615 E. Michigan St.		Term;		Baird & Co. Incorporated	Trustee, ETF
Milwaukee, WI 53202		Since		(2000-2011).	Series Solutions
Age: 69		April 2011			(8 Portfolios)
(2012-Present);
Director,
Anchor Bancorp
Wisconsin, Inc.
(2011-2013)

David M. Swanson	Trustee	Indefinite	26	Founder and Managing Partner,	Independent
615 E. Michigan St.		Term;		SwanDog Strategic	Trustee,
Milwaukee, WI 53202		Since		Marketing, LLC (2006-Present);	ALPS Variable
Age: 58		April 2011		Executive Vice President,	Investment Trust
				Calamos Investments (2004-2006).	(9 Portfolios)
(2006-Present)

NUANCE MID CAP VALUE FUND

Additional Information (Unaudited) – Continued
April 30, 2015

Term of
		Office	Number of		Other
		and	Portfolios	Principal	Directorships
Name,	Position(s)	Length	in Trust	Occupation(s)	Held by Trustee
Address	Held with	of Time	Overseen	During the Past	During the Past
and Age	the Trust	Served	by Trustee	Five Years	Five Years

Interested Trustee

Robert J. Kern*	Chairperson	Indefinite	26	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Term;		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		Since		(1994-Present).
Age: 56		January 2011

Officers

James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term;		U.S. Bancorp Fund
Milwaukee, WI	Principal	Since		Services, LLC
53202	Executive	January 2011		(2002 -Present).
Age: 57	Officer

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term;		U.S. Bancorp Fund
Milwaukee, WI 53202	Chief	Since		Services, LLC
Age: 48	Compliance	April 2013		(2004-Present).
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term;		Fund Services, LLC
Milwaukee, WI 53202	Principal	Since		(2005-Present).
Age: 42	Financial	January 2011
Officer

Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.		Term;		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		Since		LLC (2011-Present); Vice
Age: 44		January 2011		President and Securities Counsel,
Marshall & Ilsley Trust
Company N.A. (2007-2010).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term;		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		Since		LLC (2005-Present).
Age: 41		September 2012

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

NUANCE MID CAP VALUE FUND

Additional Information (Unaudited) – Continued
April 30, 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-682-6233.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-682-6233.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended April 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 58.41% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended April 30, 2015 was 55.99% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 83.40%.

NUANCE MID CAP VALUE FUND

Approval of Investment Advisory Agreement (Unaudited)

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2015, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Nuance Investments, LLC (“Nuance”) regarding the Nuance Mid Cap Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at a meeting held on January 8, 2015, the Trustees received and considered information from Nuance and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for their consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Nuance with respect to the Fund; (2) the cost of the services provided and the profits realized by Nuance and its affiliates from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Nuance and its affiliates resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by a representative of Nuance, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Nuance set forth in the Investment Advisory Agreement, as it relates to the Fund, continue to be fair and reasonable in light of the services that Nuance performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Nuance provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining for the Fund the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Nuance effected on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees noted Nuance’s assets under management and its capitalization, as well as its affiliation with Montage Investments, LLC, an SEC-registered investment adviser which, through itself and its numerous advisory subsidiaries, oversees approximately $27 billion in assets.  The Trustees considered the investment philosophy of the Fund’s portfolio managers and their investment analysis and portfolio management experience, noting one portfolio manager’s significant experience managing assets utilizing investment objectives similar to that of the Fund.  The Trustees also considered the

NUANCE MID CAP VALUE FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued

Fund’s investment performance as of December 31, 2014 compared to its benchmarks and to the composite of accounts that Nuance manages utilizing similar investment strategies to that of the Fund.  The Trustees noted that while the Fund underperformed its respective benchmarks since the Fund’s inception, the Fund achieved positive returns over the course of its relatively limited operations and outperformed its benchmarks during certain short term periods.  The Trustees further noted that it is difficult to make meaningful comparisons with short-term results.  The Trustees also observed that the Fund’s performance was consistent with the performance of its respective composite over all relevant time periods.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Nuance provides to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Fund pays to Nuance under the Investment Advisory Agreement, as well as Nuance’s profitability from services that Nuance and its affiliates rendered to the Nuance Mid Cap Value Fund during the 6 month period ended June 30, 2014.  In that regard, the Trustees noted that Nuance and its affiliates subsidize the cost of all distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees payable by the Fund.  The Trustees also considered the management fees Nuance respectively charges to separately managed accounts with investment strategies similar to those of the Fund.  They observed that the Nuance Mid Cap Value Fund generally pays a slightly lower advisory fee than corresponding separately managed accounts with similar asset levels.  The Trustees also took into account, however, that Nuance has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder materials, that justify a higher fee.  The Trustees also noted that Nuance had contractually agreed to reduce its management fee and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees concluded that Nuance’s service relationship with the Nuance Mid Cap Value Fund has not been profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted that:

•
The Nuance Mid Cap Value Fund’s management fee was consistent with the average and median management fees of funds comprising the benchmark category.  After fee waivers and expense reimbursements, the total expenses of the Institutional Class and Investor Class shares of the Fund were each higher than the average total expenses of funds comprising the benchmark category, but the total expenses of the Institutional Class shares were lower than the median for the benchmark category;

The Trustees also considered that the average net assets of the funds comprising the benchmark category for the Fund were significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Nuance’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees then considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted that given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.

NUANCE MID CAP VALUE FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued

Other Benefits.  The Trustees considered the extent to which Nuance utilizes soft dollar arrangements with respect to portfolio transactions, and noted that affiliated brokers are not used to execute the Fund’s portfolio transactions.  While the Trustees noted that Rule 12b-1 and shareholder servicing fees may be paid to Nuance and its affiliates as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Nuance and its affiliates incurred significantly exceed any Rule 12b-1 payments from the Fund.  The Trustees concluded that Nuance will not receive any additional financial benefits from services rendered to the Fund.

(This Page Intentionally Left Blank.)

NUANCE MID CAP VALUE FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Nuance Investments, LLC
4900 Main Street, Suite 220
Kansas City, MO 64112

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-682-6233.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Funds’ tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended April 30, 2015 and April 30, 2014, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2015	FYE 4/30/2014
Audit Fees	$27,000	$26,000
Audit-Related Fees	$0	$0
Tax Fees	$ 5,000	$ 5,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 4/30/2015	FYE 4/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2015	FYE 4/30/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     July 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     July 7, 2015

By (Signature and Title)*        /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     July 7, 2015

* Print the name and title of each signing officer under his or her signature.